UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 25, 2012

Cosi, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 Lake Cook Road, Suite 600; Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 597-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 25, 2012, Cosi, Inc. (the “Company”) received notice from the Listing Qualifications Department of the Nasdaq Stock Market indicating that, for the last 30 consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share required for continued inclusion on The Nasdaq Global Market under Nasdaq Listing Rule 5450(a)(1). The notification letter states that the Company will be afforded 180 calendar days, or until November 21, 2012, to regain compliance with the minimum bid price requirement.  In order to regain compliance, shares of the Company’s common stock must maintain a minimum bid closing price of at least $1.00 per share for a minimum of ten consecutive business days.  The Company intends to actively monitor the bid price for its common stock between now and November 21, 2012, and will consider all available options to resolve the deficiency and regain compliance with the Nasdaq minimum bid price requirement.

On June 1, 2012, the Company issued a press release announcing the receipt of the notices from Nasdaq.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company’s annual meeting of stockholders held on May 29, 2012, the following matters were submitted to and approved by a vote of the Company’s Stockholders:

(1)	The election of two directors for three-year terms ending at the annual meeting of Stockholders to be held in 2015 or until their successors are duly elected and qualified:

Directors	Votes For	Votes Withheld
Michael O’Donnell	23,414,493	1,900,543
Karl Okamoto	23,471,418	1,843,618

(2)	The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
42,947,945	135,929	329,085	0

(3)	The approval of the Amendment to the Company’s 2005 Omnibus Long-Term Incentive Plan increasing the number of shares available for issuance under the Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,809,051	2,391,425	114,560	18,097,923

Of the approximately 53 million shares eligible to vote as of the April 2, 2012, record date, more than 43 million votes, or approximately 82% of the total shares outstanding, were represented at the meeting.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of Cosi, Inc., dated June 1, 2012.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSI, INC.

Date June 1, 2012	By:	/s/ William E. Koziel
Name: William E. Koziel
Title: Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of Cosi, Inc., dated June 1, 2012.	E